                                                      Filed Pursuant to
                                                      Rule 497(e)
                                                      1933 Act File No. 2-39334
                                                      1940 Act File No. 811-2224

                                   PROSPECTUS

                                Dated May 1, 1998

                             MML EQUITY INDEX FUND
                                1295 State Street
                           Springfield, Massachusetts
                                 (413) 744-8480

MML Series Investment Fund ("MML Trust") is a no-load, open-end, management investment company having separate investment portfolios, each of which has different investment objectives and is designed to meet different investment needs. This Prospectus relates only to one such portfolio, MML Equity Index Fund (the "Fund").

MML Equity Index Fund - The Fund is a non-diversified series of MML Trust. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). As such, the Fund will invest in common stocks that comprise the Index. While the Fund intends to invest in every stock of the Index, there may be circumstances when the Fund is not invested in every such stock. The Fund is also permitted to invest in Standard & Poor's Depositary Receipts ("SPDRs"). See "Appendix - Investment Techniques." In anticipation of taking a market position, the Fund is also permitted to purchase and sell stock index futures. The Fund is neither sponsored by nor affiliated with Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

For further information about the Fund's investment objective and policies, see "MML EQUITY INDEX FUND" on page 4. There is no assurance that the investment objective of the Fund will be realized.

This Prospectus sets forth concisely the information about MML Trust and the Fund that a prospective investor ought to know before investing. Certain additional information about MML Trust and the Fund is contained in a Statement of Additional Information dated May 1, 1998, as amended from time to time, which has been filed with the Securities and Exchange Commission and is incorporated by reference. This additional information is available upon request and without charge. To obtain such information, please contact the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

This Prospectus may only be used to offer or sell shares of the Fund described in this Prospectus. Please read this Prospectus carefully and retain it for future reference for information about MML Trust and the Fund.

                             --------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             --------------------


Table of Contents
                                                                            Page
Financial Highlights .....................................................   2
Management Discussion ....................................................   3
General Information ......................................................   4
MML Equity Index Fund ....................................................   4
Investment Considerations and Risks ......................................   6
The Advisers .............................................................   6
Capital Shares ...........................................................   8
Net Asset Value ..........................................................   8
Sale and Redemption of Shares ............................................   8
Tax Status ...............................................................   9
Dividends and Capital Gains Distributions ................................   9
Investment Performance ...................................................   9
Management of MML Trust ..................................................   9
Appendix - Investment Techniques .........................................   A-1

I.  Financial Highlights

The information in the following table has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants, whose report on the 1997 financial statements of MML Equity Index Fund (the "Fund") is included in the Fund's Annual Report for the period ended December 31, 1997 (the "Annual Report") and in the Fund's Statement of Additional Information. Further information about the performance the Fund is contained in the Annual Report which may be obtained from the Secretary of MML Series Investment Fund ("MML Trust") without charge.

FINANCIAL HIGHLIGHTS
For the Period From May 1, 1997 (Commencement of Operations) through December 31, 1997

Selected financial and per share data for each series share outstanding throughout the period.

Net asset value:
 Beginning of period..............................................  $ 10,000
                                                                    --------

Income from investment operations:
Net investment income.............................................     0.092
Net realized and unrealized gain on investments...................     2.101
                                                                       -----
Total from investment operations..................................     2.193
                                                                       -----

Less Distributions:
Dividends from net investment income..............................    (0.092)
Distributions from net realized gains.............................    (0.021)
                                                                    --------
Total Distributions...............................................    (0.113)
                                                                    --------

Net asset value
 End of period....................................................  $ 12,080
                                                                    --------

Total return......................................................     21.39%*

Net assets (in millions):
 End of year......................................................  $ 24,202
Ratio of operating expenses to average net assets.................      0.43%**
Ratio of net investment income to average net assets..............      0.80%**
Portfolio turnover rate...........................................         2%
Average commission rate paid......................................  $ 0.0309

* Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period shown. Percentage represents results for the year and are not annualized.

**Percentages represent results for the period from May 1, 1997 (commencement of operations) through December 31, 1997.

II.   Management Discussion

A.  Economic and Investment Environment

As we begin 1998, the U.S. economy appears to be embarking on its eighth consecutive year of expansion. By almost any measure, 1997 was a solidly good year. Consumption was up, consumer confidence reached a 28-year high, unemployment hit a 24-year low, gains were made in personal income and corporate profits, housing starts and new and existing housing sales were up, and the Federal budget deficit was reduced to a point where 1998 may even see a small surplus.

All of this happened against a backdrop of declining price pressures fueling debate over the relevance of the Phillips Curve, which is the historical model suggesting that economic growth will eventually breed inflation. Inflation measured by the Consumer Price Index remained below two percent, down from 1996 levels, and both the Producer Price Index and commodities prices dropped. Without inflationary pressures, the Federal Reserve Board, which had raised interest rates by 25 basis points in March, did not take action again for the remainder of the year, and rates consequently declined.

Working counter to the forces supporting the domestic economy over the past year was the financial breakdown in the Pacific Rim. After years of over-investment, weak infrastructure and poor economic policy, high-flying markets including South Korea, Thailand and Indonesia suffered tremendous losses during the second half of 1997.

The problems these economies face are deep and far-reaching, and recognition of this fact has caused turmoil in markets throughout the world. Japan, which has fiscal problems of its own, is a close trading partner to much of the rest of Southeast Asia and will be impacted by weakness there. The U.S. has seen effects of the Asian crisis on a number of levels. The uncertainty created by the Asian crisis added volatility to an already nervous stock market, precipitating a one day drop in the Dow Jones Industrial Average of over 500 points in late October. A flight to quality in the currency markets bolstered the U.S. dollar, making American exports expensive in overseas markets and potentially increasing the trade deficit. Domestic firms that rely on sales to Asian markets may see profits come under pressure as orders decline, and competitive price pressures from Asian exporters may impact the ability for companies to raise prices on a global basis.

Even though the U.S. stock market increased in volatility, it turned in impressive results for the year. As of December 31, 1997, the Standard & Poor's 500 Composite Stock Price Index (the "Index") was up 33.37%, the Dow Jones Industrial Average increased 24.93%, the NASDAQ Composite Index was up 21.63% and the Frank Russell 2000 Index earned 22.36%.

Because of the uncertainty inherent in a market that's enjoyed such a tremendous three-year advance, plus the concerns that arose from the Asian markets' problems, it was large cap growth stocks that benefited most during the year. These companies, which are well-represented in indices like the Index, were part of a `flight to quality' that the market experienced over the course of the year. They are companies that are large enough to endure competitive pressures, and due to their large capitalization, their stocks are very liquid.

The bond market also advanced during 1997. After the Federal Reserve's March tightening, rates began to decline, and bonds rallied as a result. During the second half of the year, investors moved into bonds as a safe haven from stock market volatility. Rates declined and the yield curve flattened. Toward the end of the year, bonds paying higher yields than Treasuries seemed to offer the best opportunities. For the first time in quite a while, there was some risk premium available in moving lower in quality.

B. Portfolio Review

For the eight-month period ended December 31, 1997, since inception of the Fund, the portfolio realized a total return of 21.39%, while the Index had a total return of 22.56%. The Fund is designed to replicate the large capitalization United States equity market as it is represented by the Index for the same period. Large capitalization equities had a very strong year in 1997, outperforming both small and mid capitalization stocks. In 1997, some of the best performing groups in the Index were trucking, savings and loan, brokerage and investment banking companies.

MML EQUITY INDEX FUND
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

                                  MML Equity          Standard & Poor's
                  Date            Index Fund              500 Index
                --------          ----------          ------------------

                05/01/97           $10,000                 $10,000
                06/30/97            11,080                  11,084
                09/30/97            11,870                  11,914
                12/31/97            12,912                  12,256

Past performance is not predicitive of future performance.

--------------------------------------------------------------------------------

                          --------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                          --------------------------------
                           4th Quarter     Since Inception
                          --------------------------------
                              2.72%            21.39%
                          --------------------------------
--------------------------------------------------------------------------------

III.  General Information

MML Trust is a no-load, open-end investment management company having separate investment portfolios, each of which has its own investment objectives and policies and is designed to meet different investor needs. This Prospectus provides information regarding the Fund, a non-diversified investment portfolio of MML Trust.

MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the "Declaration of Trust"). MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company. Shares of the Fund are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.

MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Fund pursuant to an investment management agreement with MML Trust, on behalf of the Fund. MassMutual has entered into an investment sub-advisory agreement with Mellon Equity Associates, LLP ("Mellon Equity"), which provides that Mellon Equity will serve as the Fund's investment sub-adviser, providing day-to-day management of the Fund's investments. Both MassMutual and Mellon Equity are registered with the Securities and Exchange Commission (the "SEC") as investment advisers under the Investment Advisers Act of 1940, as amended. (MassMutual and Mellon Equity are referred to hereinafter collectively as the "Advisers.") For further information, see "The Advisers."

IV.   MML Equity Index Fund

Investment Objective

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Index(1).

This investment objective of the Fund is a fundamental policy and may not be changed without the vote of a majority of the Fund's outstanding voting shares (as used in this Prospectus, a majority of the outstanding voting shares of the Fund means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares). As explained below, there is no assurance that the investment objective of the Fund will be realized.

Management Policies

The Fund attempts to duplicate the investment results of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's ("S&P") has an Index Committee which is responsible for the overall management of the Index. The Index Committee looks at a company's market value, industry group classification, capitalization, trading activity, financial and operating condition before making a decision to include it in the Index. New companies are added to the Index only when there is a vacancy. Companies are removed from the Index for four major reasons: merger with (or acquisition by) another company, financial operating failure, lack of representation of leading American industries, or restructuring.

The Fund attempts to be fully invested at all times in the stocks that comprise the Index, Standard and Poor's Depositary Receipts ("SPDRs") and stock index futures as described below and, in any event, in the normal course of management, at least 80% of the Fund's net assets will be so invested. Furthermore, while the Fund does intend to invest in every stock included in the Index, there may be circumstances, such as during the Fund's early stages, when it may have relatively small assets, when the Fund is not invested in every such stock. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Fund uses the Index as the standard performance comparison because it represents approximately 73% of the total market value of all United States common stocks and is well known to investors. An investment in the Fund involves risks similar to those of investing in common stocks.

----------

(1) "Standard & Poor's", "S&P", "Standard & Poor's 500", "S&P 500" and "500" are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or The McGraw Hill Companies, Inc. S&P makes no representation regarding the advisability of investing in the Fund.

The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 1997, approximately 49.33% of the Index was composed of the 50 largest companies. Mellon Equity generally selects stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time-to-time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent.

The Fund believes that the indexing approach described above is an effective method of substantially duplicating Index performance. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions of Fund shares.

The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.

From time to time to increase its income, the Fund may lend securities from its portfolio. See "Appendix - Investment Techniques." When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments.

The Fund may invest in SPDRs, an investment intended to provide investment results that generally correspond to the price and yield performance of the Index, when, in the opinion of Mellon Equity, available cash balances would not otherwise allow the Fund to invest such cash balances in a manner which adequately corresponds to the Index. SPDRs represent an interest in the portfolio of S&P 500 stocks held by a unit investment trust, and SPDR holders are entitled to receive dividends which accrue to stocks held by the unit investment trust, less trust expenses. The Fund also may purchase stock index futures in anticipation of taking a market position when, in the opinion of Mellon Equity, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. Investments in stock index futures typically require greater available cash balances than do investments in SPDRs. See also "Investment Considerations and Risks" and "Appendix - Investment Techniques" below, and "Investment Objective and Management Policies" in the Fund's Statement of Additional Information.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the Index, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

V.  Investment Considerations and Risks

General - The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a part of an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

Equity Securities - Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

Foreign Securities - Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Use of Derivatives - The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset or index. The Derivatives the Fund may use include stock index futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix - Investment Techniques Use of Derivatives" and "Investment Objective and Management Policies - Management Policies - Derivatives" in the Statement of Additional Information.

Non-Diversified Status - The classification of the Fund as "non-diversified" means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

Fundamental Investment Restrictions - For a description of fundamental investment restrictions that apply to the Fund, which may not be changed without a vote of a majority of the outstanding shares of the Fund, reference should be made to the Statement of Additional Information.

VI.  The Advisers

MassMutual

MassMutual serves as investment manager of the Fund pursuant to an investment management agreement executed by MassMutual and MML Trust, on behalf of the Fund (the "Investment Management Agreement"). MassMutual is a mutual life insurance company organized in 1851 under the laws of The Commonwealth of Massachusetts. MassMutual provides, directly or through its subsidiaries, a wide range of life insurance, annuity and disability products, and pension and pension-related products, as well as investment services to individuals, corporations, investment companies and other institutions. As of December 31, 1997, MassMutual, together with its subsidiaries, had consolidated assets in excess of $61 billion and consolidated assets under management in excess of $152 billion.


Under the Investment Management Agreement, MassMutual is authorized to engage in portfolio transactions on behalf of the Fund, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust. The Investment Management Agreement provides that MassMutual will perform all administrative functions relating to the Fund and will bear all expenses of the Fund except: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Fund; (4) fees and expenses of Trustees of MML Trust who are not interested persons, as defined in the 1940 Act, of the Advisers or MML Trust;
(5)
fees and expenses of MML Trust's Advisory Board Members; (6) fees of the Fund's independent certified public accountants; and (7) any required trademark licensing fees.

For providing the services described above, MassMutual is paid a quarterly fee at the annual rate of .40% of the first $100 million of the average daily net asset value of the Fund; .38% of the next $150 million and .36% of any net assets thereafter. For the eight-month period ended December 31, 1997, the Fund paid fees to MassMutual amounting to .25% of its average daily net assets during the period. The imposition of the Fund's management fee, as well as the Fund's other operating expenses, will have the effect of reducing shareholders' return and will affect the ability of the Fund to track the Index exactly.

The Investment Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of the Advisers or of MML Trust, or (2) upon its assignment. Under the terms of the Investment Management Agreement, the Fund recognizes MassMutual's control of the initials "MML" and the Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Under the agreement, MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also acts as the Fund's transfer agent and the dividend paying agent. First Data Investors Services Group, Inc., located at 4400 Computer Drive, Westborough, Massachusetts 01481, provides fund accounting services for the Fund and is compensated by MassMutual for providing such services to the Fund.

Mellon Equity

Pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement") with MassMutual, Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, serves as the Fund's investment sub-adviser, providing day-to-day management of the Fund's investments. Mellon Equity is a registered investment adviser formed in 1987. Effective January 1, 1998, Mellon Equity, a subsidiary of Mellon Bank Corporation, was reorganized as a Pennsylvania limited liability partnership. Mellon Bank, N.A. is the 99% limited partner and MMIP, Inc. is the 1% general partner of Mellon Equity. As of December 31, 1997, Mellon Equity and its employees managed approximately $17 billion and served as the investment adviser or sub-adviser of 18 other investment companies.

Mellon Bank Corporation is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon Bank Corporation provides a comprehensive range of financial products and services in domestic and selected international markets. Through its subsidiaries, Mellon Bank Corporation managed more than $300 billion in assets as of December 31, 1997, including approximately $93 billion in proprietary mutual fund assets.

The Sub-Advisory Agreement provides that MassMutual will pay Mellon Equity a monthly fee equal at an annual rate of .09% of the first $100 million of the average daily net asset value of the Fund; .07% of the next $150 million; and
 .05% on any assets thereafter. Pursuant to the Sub-Advisory Agreement, Mellon Equity has agreed that so long as it is the sole investment sub-adviser to the Fund, the fees for the custody services for the Fund, which will be provided by Boston Safe Deposit and Trust Company (which is an indirect subsidiary of Mellon Bank Corporation) will be deducted from Mellon Equity's fee.

The Sub-Advisory Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of the Advisers or of MML Trust; (2) upon its assignment; or
(3) upon the termination of the Investment Management Agreement. Under the terms of the Sub-Advisory Agreement, Mellon Equity's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

The Sub-Advisory Agreement acknowledges that when purchase or sale of securities of the same issuer is suitable for the Fund and one or more other investment companies or accounts managed by Mellon Equity which attempt to track an equity index, such purchases or sales may and normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. Mellon Equity believes that the ability of the Fund to participate in larger volume transactions will, in most cases, produce better execution for the Fund. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of MML Trust's management that such execution advantage and the desirability of retaining Mellon Equity as index manager of the Fund outweigh the disadvantages, if any, which might result from this procedure.

In allocating brokerage transactions for the Fund, Mellon Equity seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Mellon Equity may consider, among other things, the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. Mellon Equity will not consider the provision of brokerage or research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in allocating brokerage transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.

VII.  Capital Shares

MML Trust is a "series" company. To date, shares of six separate series (i.e., investment portfolios) have been authorized, one of which constitutes the interests in the Fund. Under MML Trust's Declaration of Trust, however, the Board of Trustees is authorized to create new series without the necessity of a vote of shareholders of MML Trust. Each share of a particular series represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each share of a particular series is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.

MML Trust is not required to hold annual meetings of shareholders. Special meetings may be called for purposes such as electing Trustees, voting on management agreements, and with respect to such additional matters relating to MML Trust as may be required by MML Trust's Declaration of Trust and the 1940 Act. Shareholders holding 10% of the shares of MML Trust may call a meeting to be held to consider removal of Trustees. On any matter submitted to shareholders, shares of each series entitle their holder to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset values of the series' shares. On any matters submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted by individual series, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when the Trustees have determined that any matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of MML Trust. However, MML Trust's Declaration of Trust disclaims liability of the shareholders, Trustees of MML Trust, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or Trustees of MML Trust. MML Trust's Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

VIII.  Net Asset Value

The net asset value of the Fund's shares is determined once daily as of the normal close of trading on the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading.

Generally, the Fund values portfolio securities on the basis of market value. For example, equity securities, including those traded on national securities exchanges, the NASDAQ National Market System, or over-the-counter securities not so listed, are valued by one or more pricing services, as authorized by the Board of Trustees of MML Trust. Normally, the values are based upon the last reported sale price of the security. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees of MML Trust believes that amortized cost approximates market value. Futures contracts are valued based on market prices unless such prices do not reflect the fair value of the contract, in which case they will be valued by or under the direction of the Board of Trustees of MML Trust. In all other cases, assets will be valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

IX.  Sale and Redemption of Shares

The shares of the Fund are sold at their net asset value as next computed after receipt of the purchase order, without the addition of any selling commission or "sales load."

The Fund redeems its shares at their net asset value as next computed after receipt of the request for redemption. The redemption price for shares of the Fund may be more or less than the shareholder's cost. The redemption price may be paid in cash or wholly or partly in kind if MML Trust's Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Redemption payments will be made within seven days after receipt of the written request therefor by MML Trust, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

X.  Tax Status

It is the policy of the Fund to comply, and in 1997 the Fund did comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Fund will not be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Regulations issued under Internal Revenue Code Section 817(h) require the Fund to be adequately diversified in order for a variable life insurance contract funded by the Fund to receive favorable tax treatment as a life insurance contract. Among other requirements, the regulations limit the Fund's investment in a single issuer to 55% of its assets; while this requirement applies to U.S. Government securities, each government agency or instrumentality is treated for this purpose as a separate issuer. The Fund intends to comply with these diversification requirements. For further information, see the Statement of Additional Information.

Tax consequences to investors in the separate investment accounts which are invested in the Fund are described in the prospectuses for such accounts.

XI.  Dividends and Capital Gains Distributions

The Fund intends to declare capital gain and ordinary income dividends and to distribute such dividends in a manner designed to avoid a 4% excise tax on undistributed regulated investment company income imposed by the Tax Reform Act of 1986. Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the Fund at net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

XII.  Investment Performance

The Fund may from time to time advertise certain investment performance figures. These figures are based on historical returns and are not intended to indicate future performance.

The Fund may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining, over a period of time which will be stated in the advertisement, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in the Fund over a period of time (which period will be stated in the advertisement), assuming reinvestment of all distributions. Total return differs from holding period return principally in that total return is an average annual figure while holding period return is an aggregate figure for the entire period. This performance information for the Fund may also be compared to the Index.

These investment performance figures may be of limited use for comparative purposes because they do not reflect charges imposed by the separate investment accounts invested in the Fund which, if included, would decrease the performance figures. For more information about calculation of the investment performance of the Fund, see the Statement of Additional Information.

XIII.  Management of MML Trust

The affairs of MML Trust are generally supervised by its Board of Trustees and officers. As stated previously, MassMutual acts as investment manager of the Fund and Mellon Equity is the sub-adviser to the Fund. In those capacities MassMutual and Mellon Equity are part of the management of MML Trust. For more information concerning the management of MML Trust, reference should be made to the Statement of Additional Information.

The name MML Series Investment Fund is the designation of Trustees of MML Series Investment Fund under an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any Trustees of MML Series Investment Fund, shareholders, officers, employees or agents of MML Series Investment Fund, but only the property of the relevant series of MML Series Investment Fund shall be bound.

Appendix

Investment Techniques

Borrowing Money - The Fund is permitted to borrow money only for temporary or emergency purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

Use of Derivatives - The Fund may invest in the types of Derivatives enumerated under "Investment Considerations and Risks - Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies - Management Policies Derivatives" in the Statement of Additional Information.

Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized gains and unrealized losses on such contracts.

Standard & Poor's Depositary Receipts ("SPDRs") - The Fund may invest in SPDRs when, in the opinion of Mellon Equity, available cash balances would not otherwise allow the Fund to invest such cash balances in a manner which adequately corresponds to the Index. Investments in SPDRs typically require less available cash balances than do investments in stock index futures.

SPDRs represent an interest in the portfolio of S&P 500 stocks held by a unit investment trust. SPDRs trade on the American Stock Exchange and may be bought and sold like common stock at any time during the trading day. An investment in SPDRs is intended to provide investment results that generally correspond to the price and yield performance of the Index.

Lending Portfolio Securities - The Fund may seek additional income by lending securities from its portfolio to brokers, dealers and other financial institutions desiring to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and income on the loaned securities' collateral. Loans of portfolio securities may not exceed 10% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

                             MML EQUITY INDEX FUND

                               1295 State Street
                       Springfield, Massachusetts 01111

                             --------------------

                              INVESTMENT MANAGER

                           MASSACHUSETTS MUTUAL LIFE
                               INSURANCE COMPANY
                               1295 State Street
                       Springfield, Massachusetts 01111

                            INVESTMENT SUB-ADVISER

                         MELLON EQUITY ASSOCIATES, LLP
                               500 Grant Street
                                  Suite 3700
                     Pittsburgh, Pennsylvania 15258

                            INDEPENDENT ACCOUNTANTS

                           COOPERS & LYBRAND L.L.P.
                               2300 Tower Square
                               1500 Main Street
                    Springfield, Massachusetts 01101

                                   CUSTODIAN

                            BOSTON SAFE DEPOSIT AND
                                 TRUST COMPANY
                               One Boston Place
                          Boston, Massachusetts 02108

                             --------------------


                For Use With:
                . MML Bay State Variable Life Separate Account I
                . MassMutual Variable Life Separate Account I
                . C.M. Life Variable Life Separate Account I

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this Prospectus.